Annuity Investors(r) Variable Account A

of

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for

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The Commodore Nauticus(r)	The Commodore Americus(r)

December 31, 2001

Annual Report to Contract Owners

Table of Contents
Page

Letter from the President	Tab

Portfolio Annual Reports

PBHG Insurance Series Fund, Inc	I
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology & Communications Portfolio

Dreyfus Portfolios	II
Dreyfus Variable Investment Fund
Appreciation Portfolio
Growth and Income Portfolio
Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund

Deutsche Asset Management	III
EAFE(r) Equity Index
Small Cap Index

Merrill Lynch Variable Series Fund, Inc	IV
Basic Value Focus Fund
Global Allocation Focus Fund
High Current Income Fund
Domestic Money Market Fund

Janus Aspen Series	V
Aggressive Growth Portfolio
Worldwide Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
International Growth Portfolio - Service Shares

AIM V.I. Funds	VI
AIM V.I. Value Fund
AIM V.I. Capital Development Fund
AIM V.I. Government Securities Fund

The Universal Institutional Funds, Inc	VII
Fixed Income Portfolio
U.S. Real Estate Portfolio

Strong Opportunity Fund II, Inc.	VIII

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Dear Commodore Variable Annuity Contract Owner:

Enclosed are the December 31, 2001, Annual Reports for each of the Portfolios in which the subaccounts of Annuity Investors Variable Account A invest. The market continued to show volatility throughout 2001, with the tragic events of September 11, the Federal Reserve Board's official declaration in November that the U.S. economy was in recession and the Enron debacle all having a negative effect. Despite these events, the market continued to fight back, and many economists feel the recession shows signs of lifting in the second half of 2002. Signs of a turnaround include the Federal Reserve's hinting in January at an end to the rate cuts that took place in 2001-eleven in total, dropping the overnight lending rate from 6.5% at the beginning of the year to 1.75% by year end. We encourage you to remember that your Commodore Variable Annuity Contract is designed as a long-term investment, and offers you a wide range of investment options to enable you to meet your investment needs.

For the year ended December 31, 2001, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, returned a loss of 13.04%, while the NYSE Composite Index realized a loss of 10.21%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, increased by 8.44% over the same period. The average annual total returns of the subaccounts offered under your Contract for the period January 1, 2001 to December 31, 2001, are shown below.*

Janus Aspen Series - Aggressive Growth Portfolio	(40.20)%
Janus Aspen Series - Worldwide Growth Portfolio	(23.40)%
Janus Aspen Series - Balanced Portfolio	(5.85)%
Janus Aspen Series - Capital Appreciation Portfolio	(22.65)%
Janus Aspen Series - International Growth Portfolio - Service Shares	(24.38)%
Dreyfus VIF - Appreciation Portfolio	(10.43)%
Dreyfus VIF - Growth and Income Portfolio	(7.01)%
Dreyfus VIF - Small Cap Portfolio	(7.28)%
The Dreyfus Socially Responsible Growth Fund, Inc.	(23.54)%
Dreyfus Stock Index Fund	(13.27)%
Strong Opportunity Fund II, Inc.	(4.90)%
Deutsche Asset Management VIT Funds EAFE® Equity Index	(25.62)%
Deutsche Asset Management VIT Funds Small Cap Index	0.80%
Merrill Lynch VSF - Basic Value Focus Fund	2.96%
Merrill Lynch VSF - Global Allocation Focus Fund	(9.99)%
Merrill Lynch VSF - High Current Income Fund	2.72%
Merrill Lynch VSF - Domestic Money Market Fund	1.86%
The Universal Institutional Funds, Inc. - Fixed Income Portfolio	7.96%
The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio	8.48%
PBHG Insurance Series Fund - PBHG Growth II Portfolio	(41.21)%
PBHG Insurance Series Fund - PBHG Technology & Communications Portfolio	(52.91)%
PBHG Insurance Series Fund - PBHG Select Value Portfolio	0.46%
PBHG Insurance Series Fund - PBHG Mid-Cap Value Portfolio	6.61%
AIM V.I. Value Fund	(13.65)%
AIM V.I. Capital Development Fund	5.09%
AIM V.I. Government Securities Fund	(9.22)%
*Performance figures are net of all subaccount charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

My colleagues at Annuity Investors Life Insurance Company(r) and I look forward to serving you in the future.

Sincerely,

/s/Charles R. Scheper
----------------------
Charles R. Scheper
President

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:

Registrant	1940 Act Number

Janus Aspen Series	811-7336
Aggressive Growth Portfolio
Worldwide Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
International Growth Portfolio - Service Shares

Dreyfus Variable Investment Fund	811-5125
Appreciation Portfolio
Growth & Income Portfolio
Small Cap Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.	811-7044

Dreyfus Stock Index Fund	811-5179

Strong Opportunity Fund II, Inc.	811-6552

Deutsche Asset Management, VIT Funds	811-7507
Deutsche VIT EAFE Equity Index Fund
Deutsche VIT Small Cap Index Fund
Deutsche VIT Equity 500 Index

Merrill Lynch Variable Series Fund, Inc.	811-3290
Basic Value Focus Fund
Global Allocation Focus Fund
High Current Income Fund
Domestic Money Market Fund

The Universal Institutional Funds, Inc.	811-7607
Fixed Income Portfolio
U.S. Real Estate Portfolio

PBHG Insurance Series Fund	811-8009
PBHG Growth II Portfolio
PBHG Mid-Cap Value Portfolio
PBHG Select Value Portfolio
PBHG Technology and Communications Portfolio

AIM V.I. Funds	811-7452
AIM V.I. Value Fund
AIM V.I. Capital Development Fund
AIM V.I. Government Securities Fund

This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company(r) and Annuity Investors(r) Variable Account A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free (800) 789-6771.

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A subsidiary of Great American Financial Resources SM , Inc. P.O. Box 5423 Cincinnati, OH 45201-5423 (800) 789-6771 www.commodoreva.com

Principal Underwriter/Distributor: Great American AdvisorsSM , Inc., member NASD and an affiliate of Annuity Investors Life Insurance Company, 525 Vine Street, Cincinnati, Ohio 45202

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